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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2005

                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)

            GEORGIA                      0-9385                58-2458679
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

        4370 PEACHTREE ROAD, ATLANTA, GEORGIA                     30319
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       (Address of principal executive offices)                (Zip Code)

                                 (404) 266-8333
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

On November 14, 2005, Bull Run Corporation issued a press release reporting that its wholly-owned operating subsidiary, Host Communications, Inc., has executed a 10-year extension of its athletics multimedia rights and sponsorship sales agreement with the University of Texas.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits -
        Exhibit 99.1 - Press release dated November 14, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2005               BULL RUN CORPORATION


                                      By: /s/ FREDERICK J. ERICKSON
                                          --------------------------------------
                                          Frederick J. Erickson
                                          Vice President - Finance,
                                          Chief Financial Officer, Treasurer and
                                          Assistant Secretary

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